UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08527

AllianceBernstein International Research Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2005

Date of reporting period:   July 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein International Research Growth Fund


Annual Report

July 31, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

September 19, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Research Growth Fund (the "Fund") for the annual reporting period ended July 31, 2005. Prior to May 16, 2005, AllianceBernstein International Research Growth Fund was named
AllianceBernstein International Premier Growth Fund.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of carefully selected, international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmarks, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the MSCI EAFE Growth Index, for the six- and 12-month periods ended July 31, 2005.

The Fund slightly outperformed the MSCI EAFE Growth Index for the 12-month period ended July 31, 2005, but underperformed the MSCI EAFE Index during the same time frame. During the reporting period, the Fund experienced notably good stock selection in the health care and energy/natural resources sectors. However, stock selection in the financial sector contributed negatively to the Fund's relative return.

The Fund significantly outperformed both benchmarks for the six-month period ended July 31, 2005. During this time frame, the Fund experienced notably good stock selection in the health care and energy/natural resource sectors. However, stock selection in the financial sector was less successful, and contributed negatively to the Fund's relative performance.

Market Review and Investment Strategy

Several important economic and market trends impacted the Fund's performance over the last year. The most important trend was the overall upward movement of non-U.S. stock markets, which had a positive impact on the value of the Fund's stocks. The last year also saw two other important economic trends that would easily have created downward moves for stock markets. The first such trend was the U.S. Federal Reserve's (the "Fed's) efforts to move short-term interest rates from extremely low levels to more normal levels. The second such trend was the ongoing upward movement of oil prices.

In managing the Fund over the last year, the Fund's portfolio management team made an effort to capitalize on the upward movement of both interest rates and oil prices. The team maintained an underweighted position in the financial sector, which can come under pressure during periods of rising interest rates. In addition, the team built an overweighted position in the energy sector which has benefited from the ongoing increase in oil prices.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 1


It is also worth noting that in recent months, the team has begun to increase the Fund's exposure to the financial sector as the anticipated flattening of the yield curve has occurred.

In the case of the energy sector, the team believed that growth in energy demand, especially from developing nations like China, would have a positive impact on the oil industry. It also believed that the relative absence of large new oil discoveries would tend to have a positive impact on prices.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged MSCI EAFE Growth Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East. The MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock performance in 21 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

                                                              Returns
THE FUND VS. ITS BENCHMARKS                           -------------------------
PERIODS ENDED JULY 31, 2005                            6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein International Research Growth Fund
   Class A                                               6.76%        20.71%
-------------------------------------------------------------------------------
   Class B                                               6.47%        19.88%
-------------------------------------------------------------------------------
   Class C                                               6.35%        19.88%
-------------------------------------------------------------------------------
   Advisor Class                                         6.84%        21.04%
-------------------------------------------------------------------------------
MSCI EAFE Index **                                       3.76%        21.06%
-------------------------------------------------------------------------------
MSCI EAFE Growth Index **                                3.66%        19.62%
-------------------------------------------------------------------------------

**  Net Index. The dividend is reinvested after deduction of withholding tax.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/3/98* TO 7/31/05


AllianceBernstein International Research Growth Fund Class A: $10,158 MSCI EAFE Index: $12,778
MSCI EAFE Growth Index: $10,393


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                   AllianceBernstein
                 International Research         MSCI              MSCI EAFE
                  Growth Fund Class A        EAFE Index          Growth Index
-------------------------------------------------------------------------------
    3/3/98*             $  9,575              $ 10,000             $ 10,000
   7/31/98              $  9,901              $ 10,209             $ 10,214
   7/31/99              $ 10,513              $ 11,199             $ 10,911
   7/31/00              $ 12,593              $ 12,208             $ 12,088
   7/31/01              $  8,583              $  9,558             $  8,393
   7/31/02              $  7,207              $  7,941             $  6,957
   7/31/03              $  7,465              $  8,441             $  7,257
   7/31/04              $  8,415              $ 10,555             $  8,688
   7/31/05              $ 10,158              $ 12,778             $ 10,393


*  Since inception of the Fund's Class A shares on 3/3/98.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Research Growth Fund Class A shares (from 3/3/98* to 7/31/05) as compared to the performance of the Fund's benchmarks. Data for the MSCI EAFE Growth Index is only available on a monthly basis. Therefore, the first value for that Index is from 3/31/98 which is the month-end following the Fund's inception date of 3/3/98. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2005

--------------------------------------------------------------
                            NAV Returns        SEC Returns

Class A Shares
1 Year                         20.71%             15.54%
5 Years                        -4.21%             -5.03%
Since Inception*                0.80%              0.22%

Class B Shares
1 Year                         19.88%             15.88%
5 Years                        -4.96%             -4.96%
Since Inception*                0.06%              0.06%

Class C Shares
1 Year                         19.88%             18.88%
5 Years                        -4.94%             -4.94%
Since Inception*                0.06%              0.06%

Advisor Class Shares
1 Year                         21.04%
5 Years                        -3.97%
Since Inception*                1.07%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2005)

--------------------------------------------------------------

Class A Shares
1 Year                                             6.04%
5 Years                                           -7.07%
Since Inception*                                  -0.37%

Class B Shares
1 Year                                             5.92%
5 Years                                           -6.98%
Since Inception*                                  -0.51%

Class C Shares
1 Year                                             8.79%
5 Years                                           -6.97%
Since Inception*                                  -0.51%


* Inception Date: 3/3/98 for Class A, Class B, Class C and Advisor Class shares.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 5


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning            Ending
                                            Account Value      Account Value     Expenses Paid
                                          February 1, 2005     July 31, 2005     During Period*
-------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,067.64          $ 9.43
Hypothetical (5% return before expenses)         $1,000           $1,015.67          $ 9.20
-------------------------------------------------------------------------------------------------
Class B
Actual                                           $1,000           $1,064.69          $13.46
Hypothetical (5% return before expenses)         $1,000           $1,011.75          $13.12
-------------------------------------------------------------------------------------------------
Class C
Actual                                           $1,000           $1,063.53          $13.30
Hypothetical (5% return before expenses)         $1,000           $1,011.90          $12.97
-------------------------------------------------------------------------------------------------
Advisor Class
Actual                                           $1,000           $1,068.37          $ 8.21
Hypothetical (5% return before expenses)         $1,000           $1,016.86          $ 8.00
-------------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.84%, 2.63%, 2.60% and 1.60%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
July 31, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $236.2

SECTOR BREAKDOWN*
     20.0%   Finance
     14.0%   Energy
     13.8%   Consumer Services
     12.1%   Health Care
      9.1%   Technology
      5.6%   Consumer Staples
      5.4%   Utilities                        [PIE CHART OMITTED]
      5.3%   Consumer Manufacturing
      4.5%   Multi-Industry
      4.5%   Basic Industry
      2.9%   Capital Goods
      1.9%   Aerospace & Defense

      0.9%   Short-Term


COUNTRY BREAKDOWN*
     19.2%   United Kingdom
     14.9%   Japan
     12.6%   Switzerland
      8.7%   France
      4.0%   Germany
      3.7%   Spain
      3.7%   Netherlands
      3.7%   Hong Kong                        [PIE CHART OMITTED]
      3.5%   Russia
      3.2%   South Korea
      3.2%   Italy
      3.0%   Brazil
      2.3%   Norway
      2.1%   Australia
      2.1%   Ireland
      9.2%   Other

      0.9%   Short-Term


* All data are as of July 31, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in the following countries: Egypt, Finland, Greece, India, Israel, Mexico, South Africa, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 7


                                                           Ten Largest Holdings
-------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
July 31, 2005

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Schlumberger, Ltd.                               $  6,833,184           2.9%
-------------------------------------------------------------------------------
Total, SA                                           6,526,868           2.8
-------------------------------------------------------------------------------
Roche Holding AG                                    6,149,631           2.6
-------------------------------------------------------------------------------
Vodafone Group Plc.                                 6,044,167           2.6
-------------------------------------------------------------------------------
UBS AG                                              5,616,204           2.4
-------------------------------------------------------------------------------
BAE Systems Plc.                                    4,572,743           1.9
-------------------------------------------------------------------------------
Novartis AG                                         4,302,318           1.8
-------------------------------------------------------------------------------
Credit Suisse Group                                 4,263,672           1.8
-------------------------------------------------------------------------------
Petroleo Brasileiro, SA (ADR)                       4,128,516           1.7
-------------------------------------------------------------------------------
Lukoil (ADR)                                        3,998,320           1.7
-------------------------------------------------------------------------------
                                                 $ 52,435,623          22.2%


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER
  INVESTMENTS-98.7%
Australia-2.1%
BHP Billiton, Ltd.                                     16,073     $     237,035
Foster's Group, Ltd.                                  136,860           563,990
Rinker Group, Ltd.                                    294,237         3,359,347
Telstra Corp., Ltd.                                   192,294           736,470
                                                                  -------------
                                                                      4,896,842
                                                                  -------------
Brazil-3.0%
Companhia Vale do Rio Doce (CVRD) (ADR)                59,200         1,927,552
Natura Cosmeticos, SA                                  31,400         1,053,470
Petroleo Brasileiro, SA (ADR)                          90,300         4,128,516
                                                                  -------------
                                                                      7,109,538
                                                                  -------------
Egypt-0.5%
Orascom Telecom Holding, SAE (GDR)(a)                  24,823         1,206,894
                                                                  -------------
Finland-0.8%
Nokia Oyj                                             110,690         1,762,448
                                                                  -------------
France-8.7%
Accor, SA                                              42,036         2,139,306
BNP Paribas, SA                                        40,013         2,886,346
CapGemini, SA(b)                                       28,402           953,474
France Telecom, SA                                     83,300         2,569,841
Groupe Danone                                          14,227         1,401,876
Renault, SA                                             8,666           793,169
Sanofi-Aventis                                         29,610         2,555,975
Schneider Electric, SA                                  7,788           610,806
Total, SA                                              26,100         6,526,868
                                                                  -------------
                                                                     20,437,661
                                                                  -------------
Germany-4.0%
Deutsche Telekom AG                                   113,944         2,254,824
Premiere AG(b)                                         47,956         1,640,249
SAP AG                                                 12,478         2,138,209
Siemens AG                                             43,670         3,359,388
                                                                  -------------
                                                                      9,392,670
                                                                  -------------
Greece-1.2%
EFG Eurobank Ergasias                                  31,160           996,790
Greek Organisation of Football Prognostics, SA
  (OPAP)                                               57,646         1,873,849
                                                                  -------------
                                                                      2,870,639
                                                                  -------------
Hong Kong-3.7%
China Shenhua Energy Co., Ltd. Cl. H(b)             2,176,000         2,309,370
CNOOC, Ltd.                                         1,465,000         1,018,078
  ADR                                                  11,600           809,796
Datang International Power Generation Co.,
  Ltd. Cl. H                                        2,876,000         2,233,820
Esprit Holdings, Ltd.                                 130,000           966,216


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Li & Fung, Ltd.                                       610,000     $   1,285,280
                                                                  -------------
                                                                      8,622,560
                                                                  -------------
India-1.7%
Infosys Technologies, Ltd.                             33,164         1,731,349
Ranbaxy Laboratories, Ltd. (GDR)                       65,412           732,614
Tata Motors, Ltd.                                     149,095         1,649,613
                                                                  -------------
                                                                      4,113,576
                                                                  -------------
Ireland-2.1%
Allied Irish Banks Plc.                               122,599         2,674,766
Anglo Irish Bank Corp. Plc.                           164,405         2,200,973
                                                                  -------------
                                                                      4,875,739
                                                                  -------------
Israel-0.5%
Teva Pharmaceutical Industries, Ltd. (ADR)             40,400         1,268,560
                                                                  -------------
Italy-3.2%
ENI SpA                                               112,301         3,181,595
Fastweb(b)                                             30,766         1,330,239
Luxottica Group SpA                                    91,680         2,108,134
Telecom Italia SpA                                    251,046           817,780
                                                                  -------------
                                                                      7,437,748
                                                                  -------------
Japan-14.8%
Aeon Credit Service Co., Ltd.                          18,800         1,147,877
Astellas Pharma, Inc.                                  23,100           750,623
Canon, Inc.                                            51,500         2,532,873
Denso Corp.                                            67,600         1,630,507
Don Quijote Co., Ltd.                                  24,100         1,371,498
Hitachi Chemical Co., Ltd.                             80,300         1,374,844
Honda Motor Co., Ltd.                                  27,300         1,405,582
Hoya Corp.                                             12,400         1,525,635
Keyence Corp.                                           6,300         1,508,667
Komatsu, Ltd.                                         171,000         1,605,380
Mitsubishi Corp.                                      202,600         2,883,379
Mitsubishi Tokyo Financial Group, Inc.                    428         3,565,844
Mitsui & Co., Ltd.                                    150,000         1,443,534
Nippon Telegraph & Telephone Corp.                        161           704,255
Nitto Denko Corp.                                      26,800         1,466,557
Nomura Holdings, Inc.                                 127,600         1,510,278
Shionogi & Co., Ltd.                                   93,000         1,147,353
Sumitomo Electric Industries, Ltd.                     87,000           973,111
Takashimaya Co., Ltd.                                 123,000         1,194,716
Takeda Pharmaceutical Co., Ltd.                        31,000         1,583,605
Tokyo Electron, Ltd.                                   26,100         1,410,495
Toyota Motor Corp.                                     59,600         2,252,926
                                                                  -------------
                                                                     34,989,539
                                                                  -------------
Mexico-0.9%
America Movil SA de CV Series L (ADR)                  98,700         2,197,062
                                                                  -------------
Netherlands-3.7%
ING Groep NV                                           61,355         1,854,562


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Schlumberger, Ltd.                                     81,600     $   6,833,184
                                                                  -------------
                                                                      8,687,746
                                                                  -------------
Norway-2.3%
Norsk Hydro ASA                                        40,969         3,874,363
Smedvig ASA Cl. A                                      67,251         1,635,099
                                                                  -------------
                                                                      5,509,462
                                                                  -------------
Russia-3.4%
Lukoil (ADR)                                           96,578         3,998,320
Mining and Metallurgical Co., Norilsk Nickel
  (ADR)                                                38,546         2,661,601
Mobile TeleSystems (ADR)                               41,600         1,475,136
                                                                  -------------
                                                                      8,135,057
                                                                  -------------
South Africa-1.2%
FirstRand, Ltd.                                       435,739         1,050,546
Naspers, Ltd. Cl. N                                   129,601         1,890,695
                                                                  -------------
                                                                      2,941,241
                                                                  -------------
South Korea-3.2%
GS Holdings Corp.                                      45,360           990,044
Kookmin Bank                                           55,610         2,933,511
LG Electronics, Inc.                                   19,710         1,273,124
LG Philips LCD Co., Ltd.(b)                            11,380           524,542
  ADR(b)                                               38,300           881,666
Shinsegae Co., Ltd.                                     2,810           990,107
                                                                  -------------
                                                                      7,592,994
                                                                  -------------
Spain-3.7%
Altadis, SA                                            38,779         1,635,286
Banco Bilbao Vizcaya Argentaria, SA                   230,901         3,885,032
Telefonica, SA                                        195,601         3,286,775
                                                                  -------------
                                                                      8,807,093
                                                                  -------------
Sweden-0.6%
LM Ericsson AB                                        393,695         1,347,842
                                                                  -------------
Switzerland-12.5%
Alcon, Inc.                                            34,900         3,997,795
Compagnie Financiere Richemont AG                      67,524         2,380,112
Credit Suisse Group                                   102,007         4,263,672
Nobel Biocare Holding AG                                8,421         1,774,834
Novartis AG                                            88,459         4,302,318
Roche Holding AG                                       45,349         6,149,631
Synthes, Inc.                                           9,961         1,080,453
UBS AG                                                 68,549         5,616,204
                                                                  -------------
                                                                     29,565,019
                                                                  -------------
Taiwan-1.7%
AU Optronics Corp.                                    269,610           420,274
Cathay Financial Holding Co., Ltd.                    529,000         1,054,377
Powerchip Semiconductor Corp.                         621,000           454,840
Taiwan Semiconductor Manufacturing Co., Ltd.           12,287            20,448
  Warrants, expiring 11/21/05(b)                      759,000         1,700,919


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 11


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------

United Microelectronics Corp.(b)                      589,000     $     413,144
                                                                  -------------
                                                                      4,064,002
                                                                  -------------
United Kingdom-19.2%
AstraZeneca Plc.                                       23,818         1,076,338
BAE Systems Plc.                                      846,077         4,572,743
BHP Billiton Plc.                                     148,556         2,110,689
Britannic Group Plc.                                   42,354           464,762
Carnival Plc.                                          23,681         1,273,085
GlaxoSmithKline Plc.                                   26,711           628,108
GUS Plc.                                               99,952         1,587,781
Man Group Plc.                                         41,539         1,184,274
Next Plc.                                              47,674         1,316,583
O2 Plc.(b)                                            521,571         1,276,487
Prudential Plc.                                       273,654         2,575,400
Punch Taverns Plc.                                    164,695         2,165,390
Reckitt Benckiser Plc.                                 16,475           494,093
Royal Bank of Scotland Group Plc.                     133,808         3,974,915
SABMiller Plc.                                        135,250         2,357,689
Smith & Nephew Plc.                                   137,098         1,300,057
Smiths Group Plc.                                      99,160         1,667,428
Standard Chartered Plc.                               161,975         3,154,871
Tesco Plc.                                            603,848         3,451,113
Vodafone Group Plc.                                 2,346,621         6,044,167
WPP Group Plc.                                        246,287         2,601,932
                                                                  -------------
                                                                     45,277,905
                                                                  -------------
Total Common Stocks & Other Investments
  (cost $199,390,290)                                               233,109,837
                                                                  -------------
SHORT-TERM INVESTMENT-0.9%
Time Deposit-0.9%
Societe Generale
  3.28%, 8/01/05
  (cost $2,100,000)                                    $2,100         2,100,000
                                                                  -------------
Total Investments-99.6%
  (cost $201,490,290)                                               235,209,837
Other assets less liabilities-0.4%                                    1,026,394
                                                                  -------------
NET ASSETS-100%                                                   $ 236,236,231
                                                                  =============


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the market value of this security amounted to $1,206,894 or 0.5% of net assets.

(b)  Non-income producing security.

Glossary of terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2005


ASSETS
Investments in securities, at value (cost $201,490,290)          $  235,209,837
Cash                                                                     65,417
Foreign cash, at value (cost $6,456,780)                              6,508,425
Receivable for investment securities sold and foreign
  currency contracts                                                  4,053,434
Receivable for capital stock sold                                       489,677
Interest and dividends receivable                                       382,203
                                                                 --------------
Total assets                                                        246,708,993
                                                                 --------------
LIABILITIES
Payable for investment securities purchased and foreign
  currency contracts                                                  7,909,583
Payable for capital stock redeemed                                    1,745,523
Distribution fee payable                                                187,869
Advisory fee payable                                                    120,902
Transfer Agent fee payable                                               49,379
Payable for capital gains tax                                            31,043
Accrued expenses                                                        428,463
                                                                 --------------
Total liabilities                                                    10,472,762
                                                                 --------------
Net Assets                                                       $  236,236,231
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $       23,570
Additional paid-in capital                                          387,076,069
Accumulated net investment loss                                        (960,630)
Accumulated net realized loss on investment and foreign
  currency transactions                                            (183,640,571)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                        33,737,793
                                                                 --------------
                                                                 $  236,236,231
                                                                 ==============


CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                         Net Asset Value and:
                                                   ------------------------------     Maximum
                                     Shares          Offering        Redemption       Offering
Class            Net Assets       Outstanding          Price            Price          Price*
-------------------------------------------------------------------------------------------------
A               $91,949,368         8,961,101              --           $10.26         $10.72
-------------------------------------------------------------------------------------------------
B               $82,621,930         8,510,448          $ 9.71               --             --
-------------------------------------------------------------------------------------------------
C               $27,911,457         2,874,542          $ 9.71               --             --
-------------------------------------------------------------------------------------------------
Advisor         $33,753,476         3,223,485          $10.47           $10.47             --
-------------------------------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 13


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2005

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $232,411)                                    $  1,686,887
Interest                                                34,408     $  1,721,295
                                                  ------------
EXPENSES
Advisory fee                                           753,136
Distribution fee -- Class A                             77,423
Distribution fee -- Class B                            394,351
Distribution fee -- Class C                            128,475
Transfer agency                                        435,861
Custodian                                              227,470
Administration                                          84,000
Legal                                                   77,263
Audit                                                   74,061
Registration                                            64,959
Printing                                                60,706
Directors' fees                                         21,637
Miscellaneous                                           17,984
                                                  ------------
Total expenses                                       2,417,326
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (156,641)
Less: expense offset arrangement
  (see Note B)                                          (2,093)
                                                  ------------
Net expenses                                                          2,258,592
                                                                   ------------
Net investment loss                                                    (537,297)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            18,074,401
  Foreign currency transactions                                        (446,421)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        18,950,831
  Foreign currency denominated assets
    and liabilities                                                      18,590
                                                                   ------------
Net gain on investments                                              36,597,401
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $ 36,060,104
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended       Year Ended
                                                    July 31,         July 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                             $     (537,297)  $   (1,187,964)
Net realized gain on investment and
  foreign currency transactions                     17,627,980        9,686,771
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                            18,969,421        3,413,472
                                                --------------   --------------
Net increase in net assets from
  operations                                        36,060,104       11,912,279

CAPITAL STOCK TRANSACTIONS
Net increase (decrease)                            112,921,281      (22,209,594)
                                                --------------   --------------
Total increase (decrease)                          148,981,385      (10,297,315)

NET ASSETS
Beginning of period                                 87,254,846       97,552,161
                                                --------------   --------------
End of period (including accumulated
  net investment loss of ($960,630)
  and $0, respectively)                         $  236,236,231   $   87,254,846
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein International Research Growth Fund, Inc. (the "Fund"), formerly AllianceBernstein International Premier Growth Fund, Inc., was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Advisor an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Until May 9, 2005, the Adviser waived its fees and bore certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. Effective May 10, 2005, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35% and 1.35% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended July 31, 2005, such waivers and reimbursements amounted to $135,038.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser waived a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From August 1, 2004 through September 6, 2004, such waiver amounted to $21,603. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended July 31, 2005, such fees amounted to $84,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $273,518 for the year ended July 31, 2005.

For the year ended July 31, 2005, the Fund's expenses were reduced by $2,093 under an expense offset arrangement with AGIS.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,311 from the sales of Class A shares and received $1,347, $34,965 and $1,527 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2005.

Brokerage commissions paid on investment transactions for the year ended July 31, 2005, amounted to $359,808, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,366,138 and $1,244,856 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2005, were as follows:

                                                   Purchases         Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  200,920,200   $  135,657,591
U.S. government securities                                  -0-              -0-



_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $  202,473,816
                                                                 --------------
Gross unrealized appreciation                                    $   33,753,352
Gross unrealized depreciation                                        (1,017,331)
                                                                 --------------
Net unrealized appreciation                                      $   32,736,021
                                                                 ==============

Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                       July 31,      July 31,       July 31,        July 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,358,600     1,998,756    $ 12,941,873    $ 15,389,180
-------------------------------------------------------------------------------
Shares converted
  from Class B            98,793       181,054         976,302       2,299,673
-------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisitions of
  AllianceBernstein
  All-Asia Investment
  Fund and
  AllianceBernstein
  New Europe Fund      7,115,439            -0-     52,005,064              -0-
-------------------------------------------------------------------------------
Shares redeemed       (2,200,290)   (2,753,582)    (21,037,077)    (22,689,280)
-------------------------------------------------------------------------------
Net increase
  (decrease)           6,372,542      (573,772)   $ 44,886,162    $ (5,000,427)
===============================================================================

Class B
Shares sold              719,691       383,084    $  6,674,220    $  3,129,394
-------------------------------------------------------------------------------
Shares converted
  to Class A            (105,415)     (193,452)       (976,302)     (2,299,673)
-------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisitions of
  AllianceBernstein
  All-Asia Investment
  Fund and
  AllianceBernstein
  New Europe Fund      5,257,962            -0-     53,423,241              -0-
-------------------------------------------------------------------------------
Shares redeemed       (2,105,960)   (1,765,752)    (19,136,574)    (13,718,755)
-------------------------------------------------------------------------------
Net increase
  (decrease)           3,766,278    (1,576,120)   $ 39,984,585    $(12,889,034)
===============================================================================

Class C
Shares sold              335,174     1,319,585    $  3,101,481    $  9,878,860
-------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisitions of
  AllianceBernstein
  All-Asia Investment
  Fund and
  AllianceBernstein
  New Europe Fund      1,789,403            -0-     16,860,859              -0-
-------------------------------------------------------------------------------
Shares redeemed         (782,232)   (1,892,005)     (7,151,721)    (14,621,055)
-------------------------------------------------------------------------------
Net increase
  (decrease)           1,342,345      (572,420)   $ 12,810,619    $ (4,742,195)
===============================================================================


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                       July 31,      July 31,       July 31,        July 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold            1,173,637       785,270    $ 11,554,197    $  6,778,674
-------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisitions of
  AllianceBernstein
  All-Asia Investment
  Fund and
  AllianceBernstein
  New Europe Fund      1,030,873            -0-     10,035,460              -0-
-------------------------------------------------------------------------------
Shares redeemed         (646,158)     (768,694)     (6,349,742)     (6,356,612)
-------------------------------------------------------------------------------
Net increase           1,558,352        16,576    $ 15,239,915    $    422,062
===============================================================================

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2005.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE H

Components of Accumulated Earnings (Deficit)

As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (182,657,045)(a)
                                                             --------------
Unrealized appreciation/(depreciation)                           32,754,267(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $ (149,902,778)(c)
                                                             ==============

(a) On July 31, 2005, the Fund had a net capital loss carryforward of $182,657,045 (of which $13,177,479 and $57,429,833, respectively, were attributable to the purchases of net assets of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc.), of which $9,426,320 expires in the year 2008, $111,628,158 expires in the year 2009, $54,126,357 expires in the year 2010 and $7,476,210 expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $16,229,766. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the mergers with AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc., various limitations regarding the future utilization of all capital loss carryforwards may apply, based on certain provisions in the Internal Revenue Code.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to currency post October loss.


During the current fiscal year, permanent differences primarily due to foreign currency losses, net investment loss and merger transactions, resulted in a net increase in accumulated net realized loss on investment and foreign currency transactions, an increase in accumulated net investment loss and a corresponding increase in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE I

Acquisition of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc. by AllianceBernstein International Research Growth Fund, Inc. (the "Fund")

On June 24, 2005, the Fund acquired all of the net assets of the AllianceBernstein All-Asia Investment Fund, Inc. ("AAF"), pursuant to a plan of reorganization approved by the shareholders of AAF on May 31, 2005. On June 24, 2005, the acquisition was accomplished by a tax-free exchange of 2,797,744 shares of the Fund for 4,285,673 shares of AAF. The aggregate net assets of the Fund and AAF immediately before the acquisition were $86,443,444 and $26,953,145 (including $1,092,861 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $113,396,589.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

On July 8, 2005, the Fund acquired all of the net assets of the AllianceBernstein New Europe Fund, Inc. ("ANEF"), pursuant to a plan of reorganization approved by the shareholders of ANEF on May 31, 2005. On July 8, 2005, the acquisition was accomplished by a tax-free exchange of 12,395,933 shares of the Fund for 7,725,899 shares of ANEF. The aggregate net assets of the Fund and ANEF immediately before the acquisition were $112,953,031 and $119,880,506 (including $13,417,068 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $232,833,537.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 25


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 27


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                                      ------------------------------------------------------------------------------
                                                                 December 1,
                                         Year Ended July 31,       2002 to          Year Ended November 30,
                                      ------------------------    July 31,   ---------------------------------------
                                          2005         2004        2003(a)        2002         2001         2000
                                      -----------  -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                    $8.50        $7.54        $7.31          $8.36       $10.50       $13.22

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                    (.03)(c)     (.07)(c)(d)  (.03)(c)       (.09)        (.10)        (.14)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            1.79         1.03          .26           (.96)       (2.04)       (2.14)
Net increase (decrease) in
  net asset value from
  operations                              1.76          .96          .23          (1.05)       (2.14)       (2.28)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on
  investment and foreign
  currency transactions                     -0-          -0-          -0-            -0-          -0-        (.44)
Total distributions                         -0-          -0-          -0-            -0-          -0-        (.44)
Net asset value,
  end of period                         $10.26        $8.50        $7.54          $7.31        $8.36       $10.50

TOTAL RETURN
Total investment return based
  on net asset value(e)                  20.71%       12.73%        3.15%        (12.56)%     (20.38)%     (17.88)%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of period
  (000's omitted)                      $91,949      $22,001      $23,851        $27,456      $40,555      $60,330
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.94%(f)     2.23%        2.50%(g)       2.47%        2.17%        1.95%
  Expenses, before waivers/
    reimbursements                        2.09%        2.46%        2.99%(g)       2.47%        2.17%        1.95%
  Net investment loss                     (.29)%(c)    (.81)%(c)(d) (.68)%(c)(g)  (1.17)%      (1.06)%      (1.07)%
Portfolio turnover rate                    136%          84%          56%            75%         171%         111%



See footnote summary on page 32.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                          Class B
                                      --------------------------------------------------------------------------------
                                                                   December 1,
                                        Year Ended July 31,         2002 to            Year Ended November 30,
                                      ------------------------      July 31,    --------------------------------------
                                          2005         2004         2003(a)         2002         2001         2000
                                      -----------  -----------  --------------  ------------  -----------  -----------
Net asset value,
  beginning of period                    $8.10        $7.25          $7.06          $8.12       $10.29       $13.05

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                   (0.09)(c)     (.13)(c)(d)    (.06)(c)       (.14)(c)     (.17)        (.23)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            1.70          .98            .25           (.92)       (2.00)       (2.09)
Net increase (decrease) in
  net asset value from
  operations                              1.61          .85            .19          (1.06)       (2.17)       (2.32)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on
  investment and foreign
  currency transactions                     -0-          -0-            -0-            -0-          -0-        (.44)
Total distributions                         -0-          -0-            -0-            -0-          -0-        (.44)
Net asset value,
  end of period                          $9.71        $8.10          $7.25          $7.06        $8.12       $10.29

TOTAL RETURN
Total investment return based
  on net asset value(e)                  19.88%       11.72%          2.69%        (13.05)%     (21.09)%     (18.44)%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of period
  (000's omitted)                      $82,622      $38,430        $45,815        $52,744      $80,353     $122,503
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.76%(f)     2.99%          3.20%(g)       3.20%        2.92%        2.67%
  Expenses, before waivers/
    reimbursements                        2.92%        3.26%          3.79%(g)       3.25%        2.92%        2.67%
  Net investment loss                    (1.01)%(c)   (1.57)%(c)(d)  (1.38)%(c)(g)  (1.88)%(c)   (1.84)%      (1.79)%
Portfolio turnover rate                    136%          84%            56%            75%         171%         111%



See footnote summary on page 32.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 29


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class C
                                      --------------------------------------------------------------------------------
                                                                   December 1,
                                       Year Ended July 31,          2002 to           Year Ended November 30,
                                      ------------------------      July 31,    --------------------------------------
                                          2005         2004          2003(a)        2002         2001         2000
                                      -----------  -----------  --------------  ------------  -----------  -----------
Net asset value,
  beginning of period                    $8.10        $7.25          $7.06          $8.13       $10.29       $13.05

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                   (0.08)(c)     (.13)(c)(d)    (.06)(c)       (.14)(c)     (.16)        (.23)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            1.69          .98            .25           (.93)       (2.00)       (2.09)
Net increase (decrease) in
  net asset value from
  operations                              1.61          .85            .19          (1.07)       (2.16)       (2.32)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on
  investment and foreign
  currency transactions                     -0-          -0-            -0-            -0-          -0-        (.44)
Total distributions                         -0-          -0-            -0-            -0-          -0-        (.44)
Net asset value,
  end of period                          $9.71        $8.10          $7.25          $7.06        $8.13       $10.29

TOTAL RETURN
Total investment return based
  on net asset value(e)                  19.88%       11.72%          2.69%        (13.16)%     (20.99)%     (18.44)%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of period
  (000's omitted)                      $27,911      $12,417        $15,257        $17,942      $28,990      $46,894
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.70%(f)     2.97%          3.20%(g)       3.20%        2.88%        2.66%
  Expenses, before waivers/
    reimbursements                        2.86%        3.21%          3.73%(g)       3.20%        2.88%        2.66%
  Net investment loss                     (.96)%(c)   (1.54)%(c)(d)  (1.37)%(c)(g)  (1.90)%(c)   (1.80)%      (1.79)%
Portfolio turnover rate                    136%          84%            56%            75%         171%         111%



See footnote summary on page 32.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     Advisor Class
                                      ----------------------------------------------------------------------------
                                                                 December 1,
                                       Year Ended July 31,        2002 to            Year Ended November 30,
                                      ------------------------    July 31,   -------------------------------------
                                          2005         2004        2003(a)      2002         2001         2000
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $8.65        $7.66        $7.41        $8.44       $10.58       $13.27

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)           0.03(c)      (.03)(c)(d)  (.01)(c)     (.07)        (.07)        (.09)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            1.79         1.02          .26         (.96)       (2.07)       (2.16)
Net increase (decrease) in
  net asset value from
  operations                              1.82          .99          .25        (1.03)       (2.14)       (2.25)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on
  investment and foreign
  currency transactions                     -0-          -0-          -0-          -0-          -0-        (.44)
Total distributions                         -0-          -0-          -0-          -0-          -0-        (.44)
Net asset value,
  end of period                         $10.47        $8.65        $7.66        $7.41        $8.44       $10.58

TOTAL RETURN
Total investment return based
  on net asset value(e)                  21.04%       12.92%        3.37%      (12.20)%     (20.23)%     (17.57)%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of period
  (000's omitted)                      $33,754      $14,407      $12,629      $11,437      $14,116      $18,800
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.67%(f)     1.90%        2.20%(g)     2.18%        1.86%        1.61%
  Expenses, before waivers/
    reimbursements                        1.85%        2.13%        2.70%(g)     2.18%        1.86%        1.61%
  Net investment income (loss)             .30%(c)     (.37)%(c)(d) (.32)%(c)(g) (.85)%       (.78)%       (.68)%
Portfolio turnover rate                    136%          84%          56%          75%         171%         111%



See footnote summary on page 32.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 31


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d)  Net of expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                     Year Ended
                    July 31, 2005
                   ---------------
Class A                 1.94%
Class B                 2.75%
Class C                 2.70%
Advisor Class           1.67%


(g)  Annualized.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of AllianceBernstein
International Research Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein International Research Growth Fund, Inc. (the "Fund"), formerly AllianceBernstein International Premier Growth Fund, Inc. at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 16, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 33


                                                 Supplemental Proxy Information
-------------------------------------------------------------------------------

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

A Special Meeting of shareholders of the AllianceBernstein International Research Growth Fund, Inc. (prior to May 16, 2005 known as AllianceBernstein International Premier Growth Fund, Inc.) was held on May 9, 2005. A description of each proposal and number of shares voted at the meeting are as follows:


                                                     Shares          Shares         Shares
                                                   Voted For     Voted Against    Abstained
------------------------------------------------------------------------------------------------
Proposal 1
Amendment of the Fund's investment
objective.                                         4,412,444        127,209         379,782

Proposal 2(a)
Amendment of fundamental policy
regarding issuing senior securities and
borrowing money.                                   4,378,672        162,548         378,216

Proposal 2(b)
Elimination of fundamental policy on
senior securities.                                 4,385,923        156,470         377,042

Proposal 2(c)
Amendment of fundamental restriction
on investment in commodities,
commodity contracts and future contracts.          3,603,615        946,590         369,230

Proposal 2(d)
Elimination of investment policy to invest,
under normal circumstances, 85% of its
total assets in equity securities.                 3,610,569        937,140         371,726

Proposal 2(e)
Amendment of fundamental policy on
investment in real estate and companies
that deal in real estate.                          4,409,994        136,745         372,696

Proposal 2(f)
Elimination of fundamental policy
prohibiting joint and joint several
participation in securities trading
accounts.                                          4,373,766        162,272         383,398

Proposal 2(g)
Elimination of the fundamental restriction
regarding short sales and collateral.              3,587,086        955,122         377,227

Proposal 2(h)
Elimination of fundamental restriction on
investing for the purpose of exercising
control.                                           4,383,790        161,408         374,237



_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                 Supplemental Proxy Information
-------------------------------------------------------------------------------

                                                     Shares          Shares          Shares
                                                   Voted For     Voted Against     Abstained
------------------------------------------------------------------------------------------------
Proposal 2(i)
Elimination of fundamental restriction
on purchasing securities on margin.                3,572,796        973,585         373,055

Proposal 2(j)
Elimination of fundamental restriction
on pledging, hypothecating, mortgaging
or otherwise encumbering fund assets,
except to secure permitted borrowings.             3,581,818        960,510         377,107

Proposal 2(k)
Amendment of fundamental investment
policy regarding concentration.                    3,633,120        932,748         353,567

Proposasl 2(l)
Reclassification of the Fund's investment
objective as non-fundamental.                      3,604,830        958,172         356,434



_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 35


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Hiromitsu Agata, Vice President
Edward D. Baker III, Vice President
Michael R. Baldwin, Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Isabel Buccellati, Vice President
William Johnston, Vice President
Valli Niththyananthan, Vice President
Michele Patri, Vice President
Paul Rissman, Vice President
Thomas Schmitt, Vice President
Robert Sheetz, Vice President
Christopher Toub, Vice President
Atsushi Yamamoto, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 76278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management and investment decisions for AllianceBernstein International Research Growth Fund, Inc.'s portfolio are made by the Adviser's International Research Growth sector analyst-managers, with oversight by the Adviser's Portfolio Oversight Group.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                              COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH,                         OCCUPATION(S)                          OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, **                   Executive Vice President of ACMC                 83         SCB Partners
1345 Avenue of the                  since 2001; prior thereto, Chief                           Inc.; SCB, Inc.
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC ("SCB & Co.")
10/2/57                             (institutional research and brokerage
(2003)                              arm of Bernstein & Co., Inc.) and its
                                    predecessor since prior to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #            Investment Adviser and an                       109             None
2 Sound View Drive                  Independent Consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
9/7/32                              investment adviser, with which he had
(1998)                              been associated since prior to 2000.
(Chairman of the Board)             He was formerly Deputy Comptroller
                                    and Chief Investment Officer of the
                                    State of New York and, prior thereto,
                                    Chief Investment Officer of the New
                                    York Bank for Savings.

Ruth Block, # +                     Formerly: Executive Vice President              106             None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
11/7/30                             the United States; Chairman and
(1998)                              Chief Executive Officer of Evlico.
                                    (insurance); a Director of Avon, BP
                                    (oil and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; Governor at Large,
                                    National Association of Securities
                                    Dealers, Inc.

David H. Dievler, #                 Independent Consultant. Until                   108             None
P.O. Box 167                        December 1994, Senior Vice
Spring Lake, NJ 07762               President of ACMC responsible for
10/23/29                            mutual fund administration. Prior to
(1998)                              joining ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to that,
                                    he was a Senior Manager at Price
                                    Waterhouse & Co. Member of the
                                    American Institute of Certified Public
                                    Accountants since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 37


                                                         Management of the Fund
-------------------------------------------------------------------------------

                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                              COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH,                         OCCUPATION(S)                          OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. He was formerly                     106          Municipal Art
P.O. Box 12                         President of Save Venice, Inc.                               Society (New
Annandale, NY 12504                 (preservation organization) from                              York City)
2/19/42                             2001-2002, Senior Advisor from
(1998)                              June 1999-June 2000 and President
                                    of Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    he was Director and Chairman of
                                    the Audit Committee of ACMC.

Michael J. Downey, #                Consultant since 2004. Formerly                  81          Asia Pacific
c/o Alliance Capital                managing partner of Lexington                                  Fund, Inc.
Management L.P.                     Capital, LLC (investment advisory firm)                         and The
1345 Avenue of the                  from 1997 until December 2003.                                Merger Fund
Americas                            Prior thereto, Chairman and CEO
Attn: Philip L. Kirstein            of Prudential Mutual Fund Management
New York, NY 10105                  (1987 - 1993).
1/26/44
(2005)



*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the Investment Company Act of 1940, due to his position as an Executive Vice President of ACMC, the Fund's investment adviser.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Ms. Block was an "interested person", as defined in the1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.


       NAME,
   ADDRESS* AND                      POSITION(S) HELD                    PRINCIPAL OCCUPATION
   DATE OF BIRTH                        WITH FUND                         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President                       See biography above.
10/2/57

Philip L. Kirstein                  Senior Vice President           Independent Compliance Officer--
5/29/45                             and Independent                 Mutual Funds of ACMC**, with which
                                    Compliance Officer              he has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers, L.P. since prior to 2000 until
                                                                    March 2003.

Hiromitsu Agata                     Vice President                  Senior Vice President of Alliance Capital
11/5/62                                                             Asset Management ("ACAM")** with
                                                                    which he has been associated since
                                                                    prior to 2000.

Edward D. Baker III                 Vice President                  Senior Vice President and Chief
2/4/51                                                              Investment Officer--Emerging Markets
                                                                    of ACMC,** with which he has been
                                                                    associated since prior to 2000.

Michael R. Baldwin                  Vice President                  Senior Vice President of ACMC**, with
2/26/58                                                             which he has been associated since
                                                                    prior to 2000.

Thomas J. Bardong                   Vice President                  Senior Vice President of ACMC,** with
4/28/45                                                             which he has been associated since
                                                                    prior to 2000.

Russell Brody                       Vice President                  Vice President of ACMC,** with which
11/14/66                                                            he has been associated since prior to
                                                                    2000.

Isabel Buccellati                   Vice President                  Vice President of Alliance Capital
11/6/68                                                             Limited ("Limited")** with which she has
                                                                    been associated since prior to 2000.

William Johnston                    Vice President                  Senior Vice President of Limited** with
2/24/61                                                             which he has been associated since
                                                                    prior to 2000.

Valli Niththyananthan               Vice President                  Senior Vice President of Limited** since
4/21/74                                                             October, 2000. Prior thereto, she was a
                                                                    research analyst at Gartmore
                                                                    Investment Management since prior to
                                                                    2000.



_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 39


                                                         Management of the Fund
-------------------------------------------------------------------------------


       NAME,
   ADDRESS* AND                      POSITION(S) HELD                    PRINCIPAL OCCUPATION
   DATE OF BIRTH                        WITH FUND                         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Michele Patri                       Vice President                  Vice President of Limited** and a Non-
6/10/63                                                             US Developed Analyst since April,
                                                                    2001. Prior thereto, he was a portfolio
                                                                    manager at Citigroup Asset Manager in
                                                                    London since prior to 2000.

Paul Rissman                        Vice President                  Executive Vice President of ACMC**,
11/10/56                                                            with which he has been associated
                                                                    since prior to 2000.

Thomas Schmitt                      Vice President                  Senior Vice President of ACMC** with
7/13/57                                                             which he has been associated since
                                                                    prior to 2000.

Robert Sheetz                       Vice President                  Senior Vice President of ACMC** with
11/22/65                                                            which he has been associated since
                                                                    prior to 2000.

Christopher Toub                    Vice President                  Executive Vice President of ACMC**,
6/15/59                                                             with which he has been associated since
                                                                    prior to 2000.

Atsushi Yamamoto                    Vice President                  Senior Vice President of ACAM** with
12/24/66                                                            which he has been associated since
                                                                    prior to 2000.

Mark R. Manley                      Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC,** with which he has been
                                                                    associated since prior to 2000.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM"),**
                                                                    with which he has been associated
                                                                    since prior to 2000.

Vincent S. Noto                     Controller                      Vice President of AGIS,** with which
12/14/64                                                            he has been associated since prior to
                                                                    2000.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ACAM, Limited, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) in the Fund's Advisory Agreement wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 41


4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. the Adviser's representation that it does not advise other clients with similar investment objectives and strategies as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 43


Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies,


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Fund as compared to other funds in the Lipper International Large Cap Growth Funds Average for periods ending March 31, 2005 over the year to date, 1-, 3- and 5-year and since inception periods (inception March 1998) and for calendar years 1999 to 2004 and compared to the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 6 to 5 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 10 to 7 funds (depending on the year) in its Lipper


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 45


category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3- and 5-year periods. The directors noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was slightly above the Lipper median in the 1-year period and somewhat below the Lipper medians for all other periods reviewed, and that the Fund's calendar year performance was significantly above the Lipper medians in 1999, 2001 and 2002 and significantly below the Lipper medians in 2000, 2003 and 2004. The directors further noted that in the Performance Group comparison, the Fund was in the second quintile for the 1- and 3-year periods (quintile information was not available for the 5-year period) and in the Performance Universe comparison, the Fund was in the third quintile for the 1-year period and fourth quintiles for the 3- and 5-year periods. Based on their review, the directors concluded that the Fund's relative performance over time had been satisfactory. They also noted that the Fund's shareholders had recently approved a new investment objective for the Fund and that a number of changes to investment policies had recently been approved. They informed the Adviser that they intended to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio adjusted to show the effect of the new lower contractual advisory fees implemented in January 2004. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was significantly lower than the median for the Expense Group. The directors noted that the latest fiscal year administrative


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


expense reimbursement by the Fund pursuant to the Advisory Agreement was 11 basis points. The directors noted that the Fund's expense ratio was somewhat lower than the medians for both the Expense Group and the Expense Universe. They also noted that the Adviser had implemented an expense ratio cap but that the Fund's current expense ratio was less than the capped ratio. They further noted that the Adviser would be implementing a lower expense cap through the end of the Fund's next fiscal year in connection with the Fund's expected acquisition of the assets and liabilities of two other AllianceBernstein Funds in the near term. Such acquisition was expected to have a favorable impact on the Fund's expense ratio. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 47


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein International Research Growth Fund, Inc.**, (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

** Prior to May 16, 2005, AllianceBernstein International Research Growth Fund, Inc. was named AllianceBernstein International Premier Growth Fund, Inc.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 49


                                                         Advisory Fee Based on % of
                                                          Average Daily Net Assets
---------------------------------------------------------------------------------------
AllianceBernstein International Research          First $2.5 billion               .75%
  Growth Fund, Inc.                               Next $2.5 billion                .65%
                                                  Excess over $5 billion           .60%



The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                      Latest
                                                    Fiscal Year           As % of Average
                                                      Amount              Daily Net Assets
-----------------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc                         $105,000.00                 .11


The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, the Fund is operating below its expense cap. Pro-forma expense ratio is also set forth below.

                                              Expense Cap
                                              pursuant to
                                                Expense
                                              Limitation           Pro-Forma            Fiscal
                                             Undertaking*       Expense Ratio**        Year End
----------------------------------------------------------------------------------------------
AllianceBernstein International            Advisor - 1.35%           1.79%           July 31, 2004
  Research Growth Fund, Inc.               Class A - 1.65%           2.08%
                                           Class B - 2.35%           2.89%
                                           Class C - 2.35%           2.82%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and

* Prior to May 10, 2005, the expense caps were 2.20% for the Advisor Class, 2.50% for Class A and 3.20% for Class B and Class C.

** This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


_______________________________________________________________________________

50 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund. However, with respect to the Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund. The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. With respect to the Fund, the Adviser represented that there are no offshore retail mutual funds of similar investment style.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*


                                                   Lipper Group
                                          Fee         Median          Rank
-------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.             0.750         0.938           1/6


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 51


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                                    Lipper         Lipper                     Lipper
                                      Expense      Universe       Universe      Lipper        Group
                                       Ratio        Median          Rank      Group Rank      Median
--------------------------------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.           1.650         1.739          4/8          3/6           1.739


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related


** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


_______________________________________________________________________________

52 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                              Amount Received
-------------------------------------------------------------------------------
AllianceBernstein International Research Growth Fund, Inc.         $2,039


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                          12b-1 Fee
                                          Received**         CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.              $674,478              $96,760


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**  12b-1 amounts are gross amounts paid to ABIRM.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 53


AGIS received the following fee from the Fund in the most recent fiscal year:

                                                             AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.                                 $386,000


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.


_______________________________________________________________________________

54 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


The information prepared by Lipper showed the 1, 3 and 5 year performance ranking of the Fund relative to its Lipper universe:

                                                   Performance Year
                                       Rank in Performance Universe for Periods
                                                 Ended March 31, 2005
-------------------------------------------------------------------------------
                                           1              3              5
-------------------------------------------------------------------------------
AllianceBernstein International
  Research Growth Fund, Inc.              5/10          7/10            5/7


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 55


NOTES


_______________________________________________________________________________

56 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


IPGAR0705


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit     Audit-Related     Tax
                                             Fees          Fees          Fees
                                           ---------   -------------   --------
                                   2004     $42,000      $  750        $ 14,793
                                   2005     $44,000      $1,760        $  6,100


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                       Total Amount of
                                                                                    Foregoing Column Pre-
                                                                                    approved by the Audit
                                                         All Fees for                    Committee
                                                      Non-Audit Services            (Portion Comprised of
                                                       Provided to the               Audit Related Fees)
                                                    Portfolio, the Adviser          (Portion Comprised of
                                                    and Service Affiliates                Tax Fees)
-------------------------------------------------------------------------------------------------------------

                                        2004             $ 742,617                       [ $15,543 ]
                                                                                         (    $750 )
                                                                                         ( $14,793 )
                                        2005             $ 810,635                       [  $7,860 ]
                                                                                         (  $1,760 )
                                                                                         (  $6,100 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:


EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

12 (a) (1)        Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)        Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)        Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Research Growth Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: September 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: September 28, 2005

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: September 28, 2005